[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) HIGH
                    INCOME FUND

                    ANNUAL REPORT o JANUARY 31, 2000

--------------------------------------------------------------------------------
                       MUTUAL FUND GIFT KITS (see page 39)
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................   1
Management Review and Outlook .............................................   4
Performance Summary .......................................................   7
Portfolio of Investments ..................................................  11
Financial Statements ......................................................  22
Notes to Financial Statements .............................................  29
Independent Auditors' Report ..............................................  36
MFS' Year 2000 Readiness Disclosure .......................................  38
Trustees and Officers .....................................................  41

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

February 15, 2000

--------------
(1) Source: Investment Company Institute.

(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore
    Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Robert J. Manning]
     Robert J. Manning

For the 12 months ended January 31, 2000, Class A shares of the Fund provided a total return of 4.35%, Class B shares 3.63%, Class C shares 3.83%, and Class I shares 4.68%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 0.53% return for its benchmark, the Lehman Brothers High Yield Bond Index (the Lehman Index), an unmanaged index of noninvestment-grade corporate debt. The Fund's returns also compare to a 2.29% return for the average high current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S OUTPERFORMANCE OF ITS BENCHMARK DURING THE PERIOD?

A. There were two main factors that benefited the Fund's performance. First and foremost, we feel our bottom-up credit research led to successful avoidance of credit problems and bankruptcies across a variety of sectors in the market. Additionally, strong security selection within the telecommunications, media, and cable industries contributed significantly to total return.

Q. CAN YOU DESCRIBE THE MARKET ENVIRONMENT FOR HIGH-YIELD SECURITIES DURING THE PERIOD? HOW DID THIS ENVIRONMENT AFFECT PERFORMANCE?

A. During much of the period, the market environment for high-yield bonds was difficult due to the heavy supply of new bonds, which exerted downward pressure on the prices of existing issues. Credit problems within a variety of sectors, including health care and energy, caused additional weakness. Concerns over Medicare reforms undermined investor sentiment toward health care companies, and previously low oil prices resulted in earnings weakness at energy companies. These factors hurt bond prices in these sectors and the high-yield market in general. Recently, however, the market has recovered due to generally strong corporate earnings and attractive yields, which we believe will help lure investors back to the high-yield marketplace.

Q. COULD YOU PROVIDE SOME ADDITIONAL DETAILS REGARDING THE INDUSTRIES YOU'RE EMPHASIZING AND WHICH HOLDINGS PRODUCED STRONG PERFORMANCE?

A. In the telecommunications industry, widespread consolidation and accelerating earnings growth worldwide provided a strong boost to the Fund's relative performance. In the media and cable industries, robust demand for data transmission provided a favorable backdrop for strong anticipated growth. In addition, advertising spending by Internet and technology companies contributed solidly to earnings growth for media and cable companies. Given the strong demand for voice, data, and wireless communications, we favored the issues of telecommunications companies such as VoiceStream, Nextlink, Nextel Communications, and MetroNet. Our position in Nextel rose considerably following Microsoft's announcement that it would invest $600 million with the company. MetroNet, a competitive local exchange company (CLEC) that provides a broad range of telecommunications services, saw its bonds rally after it announced plans to merge with AT&T of Canada. A core holding in the cable and media industry was Charter Communications, which continued to experience rapid earnings and customer growth fueled by the increased usage of cable lines to access the Internet.

Q.  WHICH HOLDINGS DETRACTED FROM FUND PERFORMANCE?

A. While the Fund's exposure to supermarket operators was relatively small, this highly defensive industry did not perform well during the period. Our holdings in companies such as Pathmark and Jitney-Jungle Stores produced weak results due to concerns about increasing competition from the likes of Wal-Mart and a generally weak pricing environment.

Q.  WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET IN THE COMING MONTHS?

A. We expect the high-yield market to perform well in 2000. The premiums -- that is, the yield difference that investors are being paid for owning high-yield bonds versus U.S. Treasury bonds -- are at historically high levels and, over the long term, we expect these premiums to more than compensate for credit risks. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) In addition, we think the present environment of healthy economic growth and low inflation is a favorable one for high-yield bonds. However, given interest-rate uncertainties in the world economies, careful credit selection will remain a primary focus for the Fund and crucial to performance.

/s/ Robert J. Manning

    Robert J. Manning
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   ROBERT J. MANNING IS SENIOR VICE PRESIDENT, CHIEF FIXED INCOME
   STRATEGIST, DIRECTOR OF FIXED INCOME RESEARCH, AND A MEMBER OF THE FIXED INCOME MANAGEMENT GROUP OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) HIGH INCOME FUND, MFS(R) HIGH YIELD OPPORTUNITIES FUND, AND MFS(R) SPECIAL VALUE TRUST, A CLOSED-END FUND.

   MR. MANNING JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT. HE WAS NAMED VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1993, AND CHIEF FIXED INCOME
   STRATEGIST AND DIRECTOR OF FIXED INCOME RESEARCH IN 1999.

   HE IS A GRADUATE OF THE UNIVERSITY OF LOWELL AND EARNED A MASTER OF SCIENCE DEGREE IN FINANCE FROM BOSTON COLLEGE.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                 SEEKS HIGH CURRENT INCOME BY INVESTING PRIMARILY
                             IN A DIVERSIFIED PORTFOLIO OF FIXED-INCOME
                             SECURITIES, SOME OF WHICH MAY INVOLVE EQUITY
                             FEATURES.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     FEBRUARY 17, 1978

  CLASS INCEPTION:           CLASS A  FEBRUARY 17, 1978
                             CLASS B  SEPTEMBER 27, 1993
                             CLASS C  JANUARY 3, 1994
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $1.4 BILLION NET ASSETS AS OF JANUARY 31, 2000


PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended January 31, 2000)

                    MFS High Income              Lehman Brothers High
                     Fund - Class A                Yield Bond Index
---------------------------------------------------------------------
1/90                     $ 9,525                       $10,000
1/92                      12,922                        14,123
1/94                      17,762                        18,539
1/96                      20,127                        21,761
1/98                      25,727                        27,907
1/00                      27,131                        28,046

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH JANUARY 31, 2000

CLASS A
                                                                           1 Year        3 Years        5 Years       10 Years
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                             +4.35%        +20.88%        +59.03%       +184.84%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                         +4.35%        + 6.53%        + 9.72%       + 11.04%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                         -0.60%        + 4.81%        + 8.66%       + 10.50%
------------------------------------------------------------------------------------------------------------------------------

CLASS B
                                                                           1 Year        3 Years        5 Years       10 Years
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                             +3.63%        +18.37%        +53.24%       +171.35%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                         +3.63%        + 5.78%        + 8.91%       + 10.50%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                         -0.17%        + 4.95%        + 8.63%       + 10.50%
------------------------------------------------------------------------------------------------------------------------------

CLASS C
                                                                           1 Year        3 Years        5 Years       10 Years
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                             +3.83%        +18.57%        +53.62%       +173.35%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                         +3.83%        + 5.84%        + 8.97%       + 10.58%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                         +2.87%        + 5.84%        + 8.97%       + 10.58%
------------------------------------------------------------------------------------------------------------------------------

CLASS I
                                                                           1 Year        3 Years        5 Years       10 Years
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                             +4.68%        +22.01%        +60.55%       +187.56%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                         +4.68%        + 6.85%        + 9.93%       + 11.14%
------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                           1 Year        3 Years        5 Years       10 Years
------------------------------------------------------------------------------------------------------------------------------
Average high current yield fund+                                           +2.29%        + 4.54%        + 8.65%       + 10.27%
------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index#                                     +0.53%        + 4.86%        + 8.84%       + 10.86%
------------------------------------------------------------------------------------------------------------------------------

+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share peformance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 2000

QUALITY RATINGS (U.S. PORTION ONLY)

Source: Standard & Poor's and Moody's

                  "B"                            77.1%
                  "BB"                           10.0%
                  "CCC"                           9.9%
                  "BBB"                           1.9%
                  Not Rated                       0.6%
                  D                               0.3%
                  CC                              0.2%


The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- January 31, 2000

Bonds - 89.5%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 75.4%
  Aerospace - 3.5%
    Airplane Pass-Through Trust, 10.875s, 2019+                      $  5,241           $    4,455,903
    Argo Tech Corp., 8.625s, 2007                                      11,250                9,903,375
    BE Aerospace, Inc., 9.875s, 2006                                    2,550                2,422,500
    BE Aerospace, Inc., 8s, 2008                                        2,550                2,173,875
    BE Aerospace, Inc., 9.5s, 2008                                      1,550                1,433,750
    K & F Industries, Inc., 9.25s, 2007                                 9,290                8,895,175
    L-3 Communications Corp., 10.375s, 2007                             3,565                3,680,862
    L-3 Communications Corp., 8s, 2008                                  3,200                2,808,000
    L-3 Communications Corp., 8.5s, 2008                                1,565                1,461,319
    MOOG, Inc., 10s, 2006                                               9,515                9,633,938
    United Defense Industries, Inc., 8.75s, 2007                        2,410                2,241,300
                                                                                        --------------
                                                                                        $   49,109,997
------------------------------------------------------------------------------------------------------
  Building Materials - 4.0%
    AAF- McQuay, Inc., 8.875s, 2003                                  $  1,575           $    1,334,812
    Building Materials Corp., 8.625s, 2006                             10,540                9,960,300
    Building Materials Corp., 8s, 2007                                  3,000                2,730,000
    Formica Corp., 10.875s, 2009                                        9,450                8,268,750
    MMI Products, Inc., 11.25s, 2007                                    4,840                4,961,000
    Nortek, Inc., 9.875s, 2004                                          9,442                9,276,765
    Nortek, Inc., 9.25s, 2007                                           7,925                7,588,187
    Schuff Steel Co., 10.5s, 2008                                       1,635                1,334,569
    UDC Homes, Inc., 0s, 2000                                              30                   16,650
    Williams Scotsman, Inc., 9.875s, 2007                              10,850               10,470,250
                                                                                        --------------
                                                                                        $   55,941,283
------------------------------------------------------------------------------------------------------
  Business Services - 1.6%
    Anacomp, Inc., 10.875s, 2004                                     $  6,175           $    6,144,125
    Iron Mountain, Inc., 10.125s, 2006                                 10,275               10,429,125
    Pierce Leahy Corp., 11.125s, 2006                                   1,977                2,105,505
    Pierce Leahy Corp., 9.125s, 2007                                    3,225                3,160,500
    Unisys Corp., 12s, 2003                                               350                  373,625
                                                                                        --------------
                                                                                        $   22,212,880
------------------------------------------------------------------------------------------------------
  Chemicals - 2.2%
    Huntsman ICI Chemicals, Inc., 10.125s, 2009##                    $  7,725           $    7,802,250
    Huntsman ICI Holdings, LLC, 0s, 2009                                  975                  298,594
    Lyondell Chemical Co., 9.625s, 2007                                 3,700                3,653,750
    Lyondell Chemical Co., 9.875s, 2007                                 2,305                2,270,425
    Lyondell Petrochemical Co., 8.875s, 2006 (Bank Debt)                3,970                4,039,475
    Sterling Chemicals, Inc., 11.75s, 2006                              8,965                7,172,000
    Sterling Chemicals, Inc., 12.375s, 2006                               150                  156,000
    Sterling Chemicals, Inc., 11.25s, 2007                              5,775                4,389,000
    Sterling Chemicals, Inc., 0s to 2001, 13.5s to 2008                 2,360                  708,000
                                                                                        --------------
                                                                                        $   30,489,494
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.9%
    American Safety Razor Co., 9.875s, 2005                          $  7,060           $    6,795,250
    General Binding Corp., 9.375s, 2008                                 4,560                1,812,600
    Kindercare Learning Centers, Inc., 9.5s, 2009                       4,320                4,104,000
    Polymer Group, Inc., 9s, 2007                                       1,890                1,795,500
    Polymer Group, Inc., 8.75s, 2008                                    3,000                2,812,500
    Remington Products Co. LLC, 11s, 2006                               2,725                2,254,938
    Revlon Consumer Products Corp., 8.125s, 2006                          430                  305,300
    Samsonite Corp., 10.75s, 2008                                      15,100               12,835,000
    Simmons Co., 10.25s, 2009                                           2,515                2,238,350
    Synthetic Industries, Inc., 13s, 2000                               5,966                5,876,756
                                                                                        --------------
                                                                                        $   40,830,194
------------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 5.3%
    Applied Extrusion Technologies, Inc., 11.5s, 2002                $  9,550           $    9,669,375
    Atlantis Plastics, Inc., 11s, 2003                                  3,875                3,875,000
    Buckeye Cellulose Corp., 8.5s, 2005                                 1,250                1,212,500
    Buckeye Cellulose Corp., 9.25s, 2008                                3,875                3,875,000
    Buckeye Technologies, Inc., 8s, 2010                                3,225                2,967,000
    Consolidated Container Co., LLC, 10.125s, 2009##                    1,725                1,725,000
    Gaylord Container Corp., 9.75s, 2007                               12,750               11,889,375
    Gaylord Container Corp., 9.875s, 2008                               5,140                4,394,700
    Riverwood International Corp., 10.25s, 2006                         5,435                5,407,825
    Riverwood International Corp., 10.875s, 2008                        4,455                4,299,075
    Silgan Holdings, Inc., 9s, 2009                                     5,650                5,409,875
    Speciality Paperboard, Inc., 9.375s, 2006                           5,350                5,396,812
    U.S. Can Corp., 10.125s, 2006                                       7,150                7,293,000
    U.S. Timberlands, 9.625s, 2007                                      7,060                6,539,325
                                                                                        --------------
                                                                                        $   73,953,862
------------------------------------------------------------------------------------------------------
  Energy - 4.5%
    AmeriGas Partners LP, 10.125s, 2007                              $  3,400           $    3,468,000
    Cheasapeake Energy Corp., 9.625s, 2005                             14,410               13,257,200
    Clark Refining & Marketing, Inc., 8.625s, 2008                      4,900                3,221,750
    Clark USA, Inc., 10.875s, 2005                                      3,890                1,760,225
    Continental Resources, Inc., 10.25s, 2008                           8,150                7,009,000
    Forest Oil Corp., 10.5s, 2006                                       7,050                7,085,250
    HS Resources, Inc., 9.25s, 2006                                     3,000                2,910,000
    Ocean Energy, Inc., 8.875s, 2007                                    5,680                5,566,400
    P&L Coal Holdings Corp., 8.875s, 2008                               4,100                3,925,750
    P&L Coal Holdings Corp., 9.625s, 2008                              11,900               11,260,375
    Pool Energy Services Co., 8.625s, 2008                              1,955                1,969,662
    Pride International, Inc., 10s, 2009                                  610                  610,000
                                                                                        --------------
                                                                                        $   62,043,612
------------------------------------------------------------------------------------------------------
  Entertainment - 0.4%
    AMC Entertainment, Inc., 9.5s, 2009                              $  1,650           $    1,320,000
    American Skiing Co., 12s, 2006                                      5,300                4,597,750
                                                                                        --------------
                                                                                        $    5,917,750
------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.5%
    Americo Life, Inc., 9.25s, 2005                                  $  2,050           $    2,029,500
    Merrill Lynch Mortgage Investors, Inc., 8.429s, 2022+               4,500                4,199,766
    Morgan Stanley Capital I, Inc., 6.86s, 2010                         2,938                2,263,876
    Willis Corroon Corp., 9s, 2009                                     14,625               11,882,812
                                                                                        --------------
                                                                                        $   20,375,954
------------------------------------------------------------------------------------------------------
  Gaming and Hotels - 4.4%
    Aztar Corp., 8.875s, 2007                                        $  6,915           $    6,430,950
    Boyd Gaming Corp., 9.5s, 2007                                       6,585                6,321,600
    Coast Hotels & Casinos, Inc., 9.5s, 2009                           10,465                9,680,125
    Eldorado Resorts LLC, 10.5s, 2006                                   5,455                5,550,462
    Hollywood Park, Inc., 9.25s, 2007                                   6,850                6,593,125
    Isle of Capri Casinos, Inc., 8.75s, 2009                            9,320                8,388,000
    Lady Luck Gaming Corp., 11.875s, 2001                               3,245                3,245,000
    Park Place Entertainment Corp., 7.875s, 2005                        1,175                1,107,438
    Prime Hospitality Corp., 9.75s, 2007                                6,095                5,790,250
    Santa Fe Hotel, Inc., 11s, 2000                                     5,295                5,175,862
    Station Casinos, Inc., 8.875s, 2008                                 3,750                3,487,500
                                                                                        --------------
                                                                                        $   61,770,312
------------------------------------------------------------------------------------------------------
  Industrial - 5.4%
    Allied Waste North America, Inc., 10s, 2009##                    $  9,000           $    7,830,000
    Blount, Inc., 13s, 2009##                                           4,250                4,489,062
    Columbus Mckinnon Corp., 8.5s, 2008                                 5,375                4,756,875
    Day International Group, Inc., 11.125s, 2005                        3,670                3,729,637
    Dura Operating Corp., 9s, 2009                                      2,110                1,962,300
    Fairfield Manufacturing, Inc., 9.625s, 2008                           885                  825,263
    Hayes Wheels International, Inc., 11s, 2006                         4,900                5,010,250
    Hayes Wheels International, Inc., 9.125s, 2007                      5,875                5,551,875
    Haynes International, Inc., 11.625s, 2004                           6,825                4,777,500
    IMO Industries, Inc., 11.75s, 2006                                  7,825                8,226,031
    International Knife & Saw, Inc., 11.375s, 2006                      2,060                1,578,475
    Johnstown America Industries, 11.75s, 2005                          2,670                2,706,713
    Motors & Gears, Inc., 10.75s, 2006                                  1,785                1,767,150
    Newcor, Inc., 9.875s, 2008                                          2,775                1,248,750
    Numatics, Inc., 9.625s, 2008                                        1,440                1,137,600
    Oxford Automotive, Inc., 10.125s, 2007                              4,025                3,713,063
    Simonds Industries, Inc., 10.25s, 2008                              5,825                4,427,000
    Thermadyne Holdings Corp., 0s to 2003, 12.5s to 2008               12,375                5,445,000
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                6,400                5,416,000
                                                                                        --------------
                                                                                        $   74,598,544
------------------------------------------------------------------------------------------------------
  Media - 13.1%
    Acme Television LLC, 0s to 2000, 10.875s to 2004                 $  2,575           $    2,314,281
    Adelphia Communications Corp., 8.375s, 2008                         9,225                8,348,625
    Adelphia Communications Corp., 9.375s, 2009                         2,125                2,029,375
    Allbritton Communications Co., 9.75s, 2007                          4,775                4,679,500
    Avalon Cable Holdings LLC, 0s to 2003, 11.875s to 2008              8,000                5,260,000
    Bresnan Communications Group, 8s, 2009                              4,775                4,810,812
    Bresnan Communications Group, 9.25s, 2009                           3,475                2,397,750
    Century Communications Corp., 0s, 2008                                100                   41,500
    Chancellor Media Corp., 8.125s, 2007                                1,550                1,542,250
    Chancellor Media Corp., 8.75s, 2007                                 4,135                4,155,675
    Chancellor Media Corp., 8s, 2008                                    7,975                7,935,125
    Charter Communications Holdings, 8.25s, 2007                       15,175               14,036,875
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011          3,750                2,193,750
    CSC Holdings, Inc., 9.25s, 2005                                       150                  154,500
    CSC Holdings, Inc., 8.125s, 2009                                    5,000                4,941,600
    Cumulus Media, Inc., 10.375s, 2008                                  8,855                9,076,375
    Echostar DBS Corp., 9.375s, 2009                                    6,650                6,550,250
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                        5,285                5,364,275
    FrontierVision Holdings LP, 0s to 2001, 11.87s to 2007              1,445                1,282,438
    FrontierVision Holdings LP, 0s to 2001, 11.875s to 2007             1,150                1,023,500
    FrontierVision Operating Partnership LP, 11s, 2006                  7,575                7,972,687
    Golden Books Publishing, Inc., 7.65s, 2002**                        7,285                3,132,550
    Granite Broadcasting Corp., 10.375s, 2005                           4,600                4,669,000
    Granite Broadcasting Corp., 8.875s, 2008                            1,475                1,393,875
    Insight Midwest, 9.75s, 2009##                                     12,000               12,000,000
    Lenfest Communications, Inc., 10.5s, 2006                           6,990                7,671,525
    Liberty Group Operating, Inc., 9.375s, 2008                         4,770                4,149,900
    LIN Holdings Corp., 0s to 2003, 10s to 2008                         8,390                5,369,600
    Mail-Well I Corp., 8.75s, 2008                                      3,900                3,627,000
    Marvel Holdings, Inc., 0s, 2000**(+)                               11,125                        0
    NTL Communications Corp., 9.25s, 2006##                             4,850                4,768,614
    NTL Communications Corp., 0s to 2003, 12.375s to 2008              14,400                9,828,000
    NTL Communications Corp., 9.75s, 2009+                              6,600                6,089,172
    NTL, Inc., 0s to 2003, 9.75s to 2008##                              1,290                  865,913
    Paxson Communications Corp., 11.625s, 2002                          2,000                2,070,000
    Pegasus Communications Corp., 12.5s, 2007##                         7,100                7,597,000
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008                11,125                7,008,750
    World Color Press, Inc., 8.375s, 2008                               1,595                1,571,075
    World Color Press, Inc., 7.75s, 2009                                2,725                2,546,158
    Young Broadcasting, Inc., 8.75s, 2007                               1,850                1,702,000
                                                                                        --------------
                                                                                        $  182,171,275
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.7%
    Alaris Medical, Inc., 0s to 2003, 11.125s to 2008##              $  6,410           $    2,564,000
    Fresenius Medical Care Capital Trust II, 7.875s, 2008               2,400                2,148,000
    Prime Medical Services, Inc., 8.75s, 2008                           5,985                5,386,500
                                                                                        --------------
                                                                                        $   10,098,500
------------------------------------------------------------------------------------------------------
  Metals and Minerals - 3.7%
    Acme Metals, Inc., 10.875s, 2007                                 $  2,675           $      321,000
    AK Steel Holdings Corp., 9.125s, 2006                                 937                  921,774
    Algoma Steel, Inc., 12.375s, 2005                                   6,079                5,683,865
    Commonwealth Aluminum Corp., 10.75s, 2006                           4,925                4,925,000
    Doe Run Resources Corp., 11.25s, 2005                               4,750                4,370,000
    Jorgansen Bank, 9.438s, 2004                                        4,913                4,838,812
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                      3,550                3,461,250
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003                      9,020                8,884,700
    LTV Corp., 11.75s, 2009##                                           3,000                3,120,000
    Metal Management, Inc., 10s, 2008                                   7,700                5,813,500
    Northwestern Steel & Wire Co., 9.5s, 2001                           4,809                2,644,950
    Ryerson Tull, Inc., 9.125s, 2006                                    1,050                1,091,115
    WCI Steel, Inc., 10s, 2004                                          5,450                5,368,250
    Wheeling Pittsburgh Corp., 9.25s, 2007                                600                  564,000
                                                                                        --------------
                                                                                        $   52,008,216
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.6%
    Hollinger International Publishing, 9.25s, 2007                  $  9,075           $    8,712,000
------------------------------------------------------------------------------------------------------
  Retail - 1.7%
    Cole National Group, Inc., 8.625s, 2007                          $     15           $       10,688
    Duane Reade, Inc., 9.25s, 2008                                      4,920                4,797,000
    Finlay Enterprises, Inc., 9s, 2008                                  2,250                2,053,125
    Finlay Fine Jewelry Corp., 8.375s, 2008                             5,725                5,281,312
    J.Crew Group, Inc., 0s to 2002, 13.125s to 2008                     4,530                2,389,575
    J.Crew Operating Corp., 10.375s, 2007                               5,265                4,462,088
    Musicland Group, Inc., 9s, 2003                                     2,160                2,079,000
    Musicland Group, Inc., 9.875s, 2008                                 2,475                2,289,375
                                                                                        --------------
                                                                                        $   23,362,163
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.1%
    Jitney-Jungle Stores of America, Inc., 12s, 2006**               $  5,275           $    1,055,000
    Jitney-Jungle Stores of America, Inc., 10.375s, 2007**                500                    9,375
    Pathmark Stores, Inc., 10.75s, 2003                                   465                   69,750
    Penn Traffic Co., 11s, 2009                                             1                      623
                                                                                        --------------
                                                                                        $    1,134,748
------------------------------------------------------------------------------------------------------
  Telecommunications - 19.6%
    Allegiance Telecommunications, Inc., 0s to 2003,
      11.75s to 2008                                                 $  6,475           $    4,629,625
    Allegiance Telecommunications, Inc., 12.875s, 2008                  4,000                4,520,000
    American Cellular Corp., 10.5s, 2008                                  300                  339,750
    AMSC Acquisition Co., Inc., 12.25s, 2008                            3,570                2,731,050
    Caprock Communications Corp., 11.5s, 2009                           5,975                6,049,688
    Centennial Cellular Operating Co., 10.75s, 2008                    10,970               11,381,375
    Crown Castle International Corp., 9s, 2011##                        5,700                5,372,250
    Cybernet Internet Services International, 14s, 2009##               6,125                5,145,000
    DTI Holdings, Inc., 0s to 2003, 12.5s to 2008                       9,175                4,128,750
    Esat Holdings Ltd., 0s to 2002, 12.5s to 2007                       2,825                2,528,375
    Exodus Communications, Inc., 11.25s, 2008                           9,125                9,444,375
    Exodus Communications, Inc., 10.75s, 2009##                         4,800                4,896,000
    Focal Communications Corp., 11.875s, 2010                           3,575                3,664,375
    GCI, Inc., 9.75s, 2007                                              2,345                2,198,438
    Globenet Communications Group, 13s, 2007##                          4,760                4,617,200
    Globix Corp., 12.5s, 2010                                           4,230                4,272,300
    Hyperion Telecommunication, Inc., 12s, 2007                           910                  944,125
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006                       9,325                7,506,625
    Intermedia Communications, Inc., 8.875s, 2007                       5,460                5,023,200
    Intermedia Communications, Inc., 8.5s, 2008                         1,000                  900,000
    ITC Deltacom, Inc., 11s, 2007                                       5,594                5,817,760
    ITC Deltacom, Inc., 9.75s, 2008                                     5,585                5,529,150
    Level 3 Communications, Inc., 9.125s, 2008                         15,870               14,719,425
    McCaw International Ltd., 0s to 2002, 13s to 2007                   5,675                4,114,375
    Metromedia Fiber Network, Inc., 10s, 2008                          10,620               10,646,550
    MJD Communications, Inc., 9.5s, 2008                                3,850                3,667,125
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007              3,305                2,338,288
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008             14,375                9,954,687
    Nextel International, Inc., 0s to 2003, 12.125s to 2008             3,525                2,203,125
    Nextlink Communications, Inc., 9.625s, 2007                         3,025                2,911,563
    Nextlink Communications, Inc., 10.75s, 2009                        13,975               14,079,812
    Nextlink Communications, Inc., 0s to 2004, 12.25s to 2009           3,100                1,860,000
    Northeast Optic Network, 12.75s, 2008                               2,350                2,479,250
    Orbital Imaging Corp., 11.625s, 2005                                  505                  340,875
    Pagemart Wireless, Inc., 0s to 2003, 11.25s to 2008                 1,840                  736,000
    PSINET, Inc., 10.5s, 2006##                                         6,025                6,070,187
    PSINET, Inc., 11.5s, 2008                                           3,850                4,023,250
    PSINET, Inc., 11s, 2009                                            11,380               11,636,050
    Rhythms Netconnections, Inc., 12.75s, 2009                            925                  878,750
    Rural Cellular Corp., 9.625s, 2008                                  3,200                3,284,000
    SBA Communications Corp., 0s to 2003, 12s to 2008                   4,050                2,754,000
    Spectrasite Holdings, Inc., 0s to 2003, 12s to 2008                18,845               11,215,000
    Sprint Spectrum LP, 11s, 2006                                         450                  493,983
    Telesystem International Wireless, Inc., 0s to 2002,
      13.25s to 2007                                                    6,115                4,028,256
    Time Warner Telecommunications LLC, 9.75s, 2008                     4,500                4,511,250
    United International Holdings, 0s to 2003, 10.75s to 2008          15,125                9,982,500
    Verio, Inc., 10.375s, 2005                                          1,025                1,042,938
    Verio, Inc., 10.625s, 2009##                                        3,725                3,827,437
    Viatel, Inc., 11.25s, 2008                                          3,375                3,155,625
    Viatel, Inc., 0s to 2003, 12.5s to 2008                             1,875                1,087,500
    VoiceStream Wire, 10.375s, 2009##                                  14,450               14,811,250
    Western Wireless Corp., 10.5s, 2007                                 7,900                8,413,500
    Worldwide Fiber, Inc., 12s, 2009##                                  9,930               10,327,200
                                                                                        --------------
                                                                                        $  273,233,162
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    International Utility Structures, 10.75s, 2008                   $  3,600           $    2,871,000
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $1,050,834,946
------------------------------------------------------------------------------------------------------
  Foreign Bonds - 14.1%
    Belgium - 2.5%
      Hermes Europe Railtel B.V., 10.375s, 2009
        (Telecommunications)                                         $  8,550           $    8,293,500
      Tele1 Europe B.V., 11.875s, 2009 (Telecommunications)             4,500                4,501,339
      Tele1 Europe B.V., 13s, 2009 (Telecommunications)                 9,575                9,910,125
      Versatel Telecom B.V., 13.25s, 2008 (Telecommunications)          9,650               10,204,875
      Versatel Telecom International, 13.25s, 2008
        (Telecommunications)                                            2,250                2,379,375
                                                                                        --------------
                                                                                        $   35,289,214
------------------------------------------------------------------------------------------------------
  Bermuda - 0.5%
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecommunications)                                           $  7,600           $    7,353,000
------------------------------------------------------------------------------------------------------
  Canada - 1.0%
    GT Group Telecom, Inc., 0s to 2005, 13.25s to 2010
      (Telecommunications)                                           $ 11,450           $    6,068,500
    MetroNet Communications Corp., 0s to 2002, 10.75s
      to 2007 (Telecommunications)##                                    1,200                1,012,800
    MetroNet Communications Corp., 0s to 2003, 9.95s to
      2008 (Telecommunications)                                         2,195                1,731,175
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)                 1,115                  852,975
    Russel Metals, Inc., 10s, 2009 (Metals and Minerals)                3,900                3,851,250
                                                                                        --------------
                                                                                        $   13,516,700
------------------------------------------------------------------------------------------------------
  Greece - 0.1%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Product)                                              $  2,360           $    2,006,000
------------------------------------------------------------------------------------------------------
  Luxembourg - 1.1%
    Millicom International Cellular Communications Corp.,
      0s to 2001, 13.5s to 2006 (Telecommunications)                 $  8,325           $    7,201,125
    PTC International Finance B.V., 11.25s, 2009
      (Telecommunications)##                                            8,000                7,960,000
                                                                                        --------------
                                                                                        $   15,161,125
------------------------------------------------------------------------------------------------------
  Mexico - 0.3%
    Satelites Mexicanos S.A. de CV, 10.125s, 2004
      (Telecommunications)                                           $  5,675           $    3,972,500
------------------------------------------------------------------------------------------------------
  Netherlands - 1.7%
    Completel Europe N.V., 0s to 2004, 14s to 2009
      (Telecommunications)                                           $  9,475           $    4,927,000
    United Pan Europe Commerce N.V., 11.25s, 2010 (Media)               5,620                5,648,100
    United Pan Europe Commerce N.V., 11.5s, 2010 (Media)                1,000                1,005,000
    United Pan Europe Communication, 10.875s, 2009 (Media)##           12,540               12,257,850
                                                                                        --------------
                                                                                        $   23,837,950
------------------------------------------------------------------------------------------------------
  Norway - 0.1%
    Ocean Rig Norway, 10.25s, 2008 (Oil Services)                    $  2,225           $    1,835,625
------------------------------------------------------------------------------------------------------
  Thailand - 0.2%
    Jasmine Submarine Telecom Ltd., 8.483s, 2011 (Industrial)##      $  3,220           $    2,526,287
------------------------------------------------------------------------------------------------------
  Turkey - 0.3%
    Cellco Finance N.V. Turkcell, 12.75s, 2005 (Industrial)          $  3,700           $    3,866,500
------------------------------------------------------------------------------------------------------
  United Kingdom - 6.3%
    Colt Telecommunications Group PLC, 0s to 2001,
      12s to 2006 (Telecommunications)                               $ 14,395           $   12,667,600
    Dialog Corp. PLC, 11s, 2007 (Telecommunications)                    5,410                2,475,075
    Dolphin Telecom PLC, 0s to 2003, 11.50s to 2008
      (Telecommunications)                                              3,545                1,524,350
    Dolphin Telecom PLC, 0s to 2003, 11.50s to 2008
      (Telecommunications)                                             10,900                5,054,875
    Energis PLC, 9.75s, 2009 (Telecomminications)                       5,350                5,644,250
    Esat Telecom Group PLC, 0s to 2002, 12.5s to 2007
      (Telecommunications)                                              3,150                2,819,250
    Esat Telecom Group PLC, 11.875s, 2008 (Telecommunications)         11,165               13,063,050
    Esprit Telecom Group PLC, 11.5s, 2007 (Telecommunications)##        2,500                2,412,500
    Esprit Telecom Group PLC, 10.875s, 2008 (Telecommunications)        1,725                1,621,500
    Jazztel PLC, 13.25s, 2009 (Telecommunications)##                    4,375                4,392,313
    Jazztel PLC, 14s, 2009 (Telecommunications)                         8,240                8,446,000
    Ono Finance PLC, 13s, 2009 (Media)                                 12,105               12,710,250
    Telewest Commerce New PLC, 9.875s, 2010 (Media)                     4,875                4,875,000
    Telewest Commerce New PLC, 11.375s, 2010 (Media)                    6,025                3,554,750
    Telewest Communications PLC, 9.625s, 2006 (Media)                   1,770                1,796,550
    Telewest Communications PLC, 11.25s, 2008 (Media)                   2,000                2,170,000
    Telewest Communications PLC, 0s to 2004, 9.875s to
      2009 (Media)##                                                    3,940                2,442,800
                                                                                        --------------
                                                                                        $   87,670,113
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                     $  197,035,014
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,332,890,195)                                           $1,247,869,960
------------------------------------------------------------------------------------------------------

Stocks - 1.2%
------------------------------------------------------------------------------------------------------
                                                                       SHARES
------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.4%
  Building Materials
    Atlantic Gulf Communities Corp.*+                                     690           $           90
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Ranger Industries, Inc.*++                                        266,768           $      366,806
------------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 0.2%
    Gaylord Container Corp.*                                          320,500           $    1,923,000
------------------------------------------------------------------------------------------------------
  Media
    Classic Communications, Inc.*(+)                                    9,000           $       90,000
    Granite Broadcasting Corp.*                                         5,000                   53,750
                                                                                        --------------
                                                                                        $      143,750
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    Completel Holdings LLC*##                                          94,750           $    1,895,000
    Viatel, Inc.*                                                      27,394                1,011,866
                                                                                        --------------
                                                                                        $    2,906,866
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $    5,340,512
------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.8%
  United Kingdom
    Colt Telecom Group PLC, ADR (Telecommunications)*                  49,732           $    9,467,729
    Ono Finance PLC (Media)*                                           12,105                1,815,750
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $   11,283,479
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $11,871,648)                                             $   16,623,991
------------------------------------------------------------------------------------------------------

Preferred Stock - 3.1%
  Consumer Goods and Services
    Renaissance Cosmetics, Inc., 14s*                                   8,898                        0
------------------------------------------------------------------------------------------------------
  Energy - 0.1%
    Clark USA, Inc.11.5s                                                3,562           $      961,740
------------------------------------------------------------------------------------------------------
  Media - 1.1%
    CSC Holdings, Inc., 11.25s                                         60,603           $    6,575,426
    Primedia, Inc., 8.625s                                             88,550                8,146,600
                                                                                        --------------
                                                                                        $   14,722,026
------------------------------------------------------------------------------------------------------
  Supermarkets
    Supermarkets General Holdings Corp. 3.25s*                        323,098           $      646,196
------------------------------------------------------------------------------------------------------
  Telecommunications - 1.9%
    Crown Castle International Corp. 12.75s                            10,328           $   10,637,840
    Global Crossings Holdings Ltd. 10.5s                               47,500                4,702,500
    Nextel Communications, Inc., 11.125s                                2,170                2,159,150
    Nextel Communications, Inc., 13s*                                   2,289                2,369,115
    Rural Cellular Corp., 11.375s                                       6,568                6,535,160
                                                                                        --------------
                                                                                        $   26,403,765
------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $52,505,264)                                    $   42,733,727
------------------------------------------------------------------------------------------------------

Warrants - 1.1%
------------------------------------------------------------------------------------------------------
  U.S. Warrants - 0.2%
    Allegiance Telecommunications, Inc. (Telecommunications)            7,700           $      130,900
    American Mobile Satellite Corp. (Telecommunications)##              3,570                  124,950
    CHC Helicopter Corp. (Transportation)                              16,000                   16,000
    Cybernet Internet Services International
      (Telecommunications)*                                             6,125                  735,000
    DTI Holdings, Inc. (Telecommunications)*                           45,875                      459
    Envirosource, Inc. (Industrial)*+                                     238                      107
    Esat Holdings Ltd. (Telecommunications)*##                          2,825                  635,625
    Grand Palais Resorts (Gaming & Hotels)*##                         111,660                        0
    Hemmeter (Entertainment)*                                         111,660                        0
    ICO, Inc. (Energy)*                                               706,250                  430,812
    Knology Holdings, Inc. (Telecommunications)*                        2,475                    4,950
    Loral Orion Network Systems, Inc. (Telecommunications)*             5,000                   40,000
    Loral Orion Network Systems, Inc. (Telecommunications)*            11,775                  211,950
    McCaw International Ltd. (Telecommunications)*##                    7,225                  108,375
    Metronet Communications Corp. (Telecommunications)*##               3,250                  455,000
    Orbital Imaging Corp. (Telecommunications)*##                         505                   10,100
    Renaissance Cosmetics, Inc. (Consumer Goods and Services)*          7,189                        0
    Republic Health Corp. (Medical Health and Technology)*              2,500                        0
------------------------------------------------------------------------------------------------------
Total U.S. Warrants                                                                     $    2,904,228
------------------------------------------------------------------------------------------------------
Foreign Warrants - 0.9%
    Jazztel PLC (Telecommunications)*##                                33,200           $    6,640,000
    Tele1 Europe B. V. (Telecommunications)*                            6,575                1,249,250
    Versatel Telecom B.V. (Telecommunications)*                        10,925                4,260,750
------------------------------------------------------------------------------------------------------
Total Foreign Warrants                                                                  $   12,150,000
------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $2,758,230)                                            $   15,054,228
------------------------------------------------------------------------------------------------------

Convertible Bond
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------
U.S. Bonds
  Medical and Health Technology and Services
    Total Renal Care Holdings, Inc., 7s, 2009##
      (Identified Cost, $918,263)                                    $  1,405           $      886,906
------------------------------------------------------------------------------------------------------

Municipal Bond
------------------------------------------------------------------------------------------------------
  Industrial Revenue (Corporate Guarantee)
    Mesa County, CO, 8.5s, 2006** (Identified Cost, $350,625)        $    750           $      562,500
------------------------------------------------------------------------------------------------------

Short-Term Obligation - 2.5%
------------------------------------------------------------------------------------------------------
    Anheuser Busch, Inc., due 2/01/00, at Amortized Cost             $ 34,515           $   34,515,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,435,809,225)                                     $1,358,246,312

Other Assets, Less Liabilities - 2.6%                                                       36,486,921
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,394,733,233
------------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security - in default.
 ## SEC Rule 144A restriction.
  + Restricted security.
 ++ Affiliated issue as are those in which the Fund's holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer.
(+) Security valued by or at the direction of the Trustees.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JANUARY 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value:
  Unaffiliated issuer (identified cost, $1,428,585,306)          $1,357,879,506
  Affiliated issuer (identified cost $7,223,919)                        366,806
                                                                 --------------
      Total investments, at value (identified cost
        $1,435,809,225)                                          $1,358,246,312
  Net receivable for forward foreign currency exchange
    contracts closed or subject to master netting agreements            719,270
  Receivable for Fund shares sold                                     7,585,213
  Receivable for investments sold                                    17,187,554
  Interest and dividends receivable                                  30,625,356
  Other assets                                                           15,245
                                                                 --------------
      Total assets                                               $1,414,378,950
                                                                 --------------
Liabilities:
  Payable to custodian                                           $      245,063
  Distributions payable                                               4,520,238
  Payable for Fund shares reacquired                                  3,874,070
  Payable for investments purchased                                  10,464,789
  Payable to affiliates -
    Management fee                                                       53,368
    Shareholder servicing agent fee                                      11,336
    Distribution and service fee                                         68,184
    Administrative fee                                                    1,620
  Accrued expenses and other liabilities                                407,049
                                                                 --------------
      Total liabilities                                          $   19,645,717
                                                                 --------------
Net assets                                                       $1,394,733,233
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,601,182,329
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (76,851,839)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (121,785,773)
  Accumulated distributions in excess of net investment
    income                                                           (7,811,484)
                                                                 --------------
      Total                                                      $1,394,733,233
                                                                 ==============
Shares of beneficial interest outstanding                          281,518,654
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $768,734,358 / 155,213,458 shares of
    beneficial interest outstanding)                                  $4.95
                                                                      =====
  Offering price per share (100 / 95.25)                              $5.20
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $499,829,554 / 100,881,685 shares of
    beneficial interest outstanding)                                  $4.95
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $108,253,401 / 21,801,808 shares of
    beneficial interest outstanding)                                  $4.97
                                                                      =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $17,915,920 / 3,621,703 shares of
    beneficial interest outstanding)                                  $4.95
                                                                      =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JANUARY 31, 2000
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                     $  141,367,643
    Dividends                                                         1,430,379
                                                                 --------------
      Total investment income                                    $  142,798,022
                                                                 --------------
  Expenses -
    Management fee                                               $    6,463,845
    Trustees' compensation                                               73,840
    Shareholder servicing agent fee                                   1,450,355
    Distribution and service fee (Class A)                            2,347,973
    Distribution and service fee (Class B)                            5,151,708
    Distribution and service fee (Class C)                            1,106,711
    Administrative fee                                                  173,808
    Custodian fee                                                       318,696
    Printing                                                             92,457
    Postage                                                             173,723
    Auditing fees                                                        35,198
    Legal fees                                                            8,877
    Miscellaneous                                                       909,914
                                                                 --------------
      Total expenses                                             $   18,307,105
    Fees paid indirectly                                               (300,217)
                                                                 --------------
      Net expenses                                               $   18,006,888
                                                                 --------------
        Net investment income                                    $  124,791,134
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $  (19,610,784)
    Foreign currency transactions                                       267,963
                                                                 --------------
      Net realized loss on investments and foreign currency
        transactions                                             $  (19,342,821)
                                                                 --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $  (48,636,075)
    Translation of assets and liabilities in foreign
      currencies                                                        551,882
                                                                 --------------
      Net unrealized loss on investments and foreign currency
        translation                                              $  (48,084,193)
                                                                 --------------
        Net realized and unrealized loss on investments and
          foreign currency                                       $  (67,427,014)
                                                                 --------------
          Increase in net assets from operations                 $   57,364,120
                                                                 ==============
See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                                 2000                         1999
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $  124,791,134               $  106,043,440
  Net realized loss on investments and foreign
    currency transaction                                        (19,342,821)                 (17,292,751)
  Net unrealized loss on investments and foreign
    currency translation                                        (48,084,193)                 (69,417,161)
                                                             --------------               --------------
    Increase in net assets from operations                   $   57,364,120               $   19,333,528
                                                             --------------               --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (71,000,452)              $  (64,963,363)
  From net investment income (Class B)                          (43,240,914)                 (34,576,764)
  From net investment income (Class C)                           (9,263,379)                  (5,923,315)
  From net investment income (Class I)                           (1,286,389)                    (579,998)
  In excess of net investment income (Class A)                   (2,483,499)                  (1,294,009)
  In excess of net investment income (Class B)                   (1,512,509)                    (688,737)
  In excess of net investment income (Class C)                     (324,020)                    (117,987)
  In excess of net investment income (Class I)                      (44,996)                     (11,553)
                                                             --------------               --------------
    Total distributions declared to shareholders             $ (129,156,158)              $ (108,155,726)
                                                             --------------               --------------
Net increase in net assets from Fund share transactions      $   92,713,085               $  247,514,049
                                                             --------------               --------------
      Total increase in net assets                           $   20,921,047               $  158,691,851
Net assets:
  At beginning of period                                      1,373,812,186                1,215,120,335
                                                             --------------               --------------
At end of period (including accumulated distributions
  in excess of net investment income of $7,811,484 and
  $3,855,509, respectively)                                  $1,394,733,233               $1,373,812,186
                                                             ==============               ==============
See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                     2000             1999            1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $  5.21          $  5.62         $  5.35        $  5.24        $  4.84
                                                        -------          -------         -------        -------        -------
Income from investment operations# -
  Net investment income                                 $  0.46          $  0.46         $  0.47        $  0.47        $  0.45
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.24)           (0.40)           0.27           0.10           0.39
                                                        -------          -------         -------        -------        -------
      Total from investment operations                  $  0.22          $  0.06         $  0.74        $  0.57        $  0.84
                                                        -------          -------         -------        -------        -------
Less distributions declared to shareholders -
  From net investment income                            $ (0.46)         $ (0.46)        $ (0.47)       $ (0.46)       $ (0.44)
  In excess of net investment income                      (0.02)           (0.01)           --             --             --
                                                        -------          -------         -------        -------        -------
      Total distributions declared to shareholders      $ (0.48)         $ (0.47)        $ (0.47)       $ (0.46)       $ (0.44)
                                                        -------          -------         -------        -------        -------
Net asset value - end of period                         $  4.95          $  5.21         $  5.62        $  5.35        $  5.24
                                                        =======          =======         =======        =======        =======
Total return(+)                                            4.35%            1.06%          14.63%         11.52%         17.97%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.98%            0.99%           1.01%          1.02%          1.00%
  Net investment income                                    9.08%            8.62%           8.56%          8.92%          8.83%
Portfolio turnover                                           91%             135%            137%            87%            59%
Net assets at end of period (000,000 Omitted)              $769             $792            $766           $672           $620

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                     2000             1999            1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $  5.21          $  5.62         $  5.35        $  5.24        $  4.84
                                                        -------          -------         -------        -------        -------
Income from investment operations# -
  Net investment income                                 $  0.42          $  0.43         $  0.43        $  0.43        $  0.41
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.24)           (0.40)           0.27           0.10           0.39
                                                        -------          -------         -------        -------        -------
      Total from investment operations                  $  0.18          $  0.03         $  0.70        $  0.53        $  0.80
                                                        -------          -------         -------        -------        -------
Less distributions declared to shareholders -
  From net investment income                            $ (0.42)         $ (0.43)        $ (0.43)       $ (0.42)       $ (0.40)
  In excess of net investment income                      (0.02)           (0.01)           --             --             --
                                                        -------          -------         -------        -------        -------
      Total distributions declared to shareholders      $ (0.44)         $ (0.44)        $ (0.43)       $ (0.42)       $ (0.40)
                                                        -------          -------         -------        -------        -------
Net asset value - end of period                         $  4.95          $  5.21         $  5.62        $  5.35        $  5.24
                                                        =======          =======         =======        =======        =======
Total return                                               3.63%            0.35%          13.83%         10.66%         16.98%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.68%            1.69%           1.70%          1.79%          1.85%
  Net investment income                                    8.38%            7.92%           7.82%          8.13%          7.99%
Portfolio turnover                                           91%             135%            137%            87%            59%
Net assets at end of period (000,000 Omitted)              $500             $479            $385           $301           $283

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangement.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                     2000             1999            1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $  5.22          $  5.64         $  5.36        $  5.25        $  4.85
                                                        -------          -------         -------        -------        -------
Income from investment operations# -
  Net investment income                                 $  0.43          $  0.42         $  0.43        $  0.43        $  0.41
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.24)           (0.40)           0.28           0.11           0.39
                                                        -------          -------         -------        -------        -------
      Total from investment operations                  $  0.19          $  0.02         $  0.71        $  0.54        $  0.80
                                                        -------          -------         -------        -------        -------
Less distributions declared to shareholders -
  From net investment income                            $ (0.43)         $ (0.43)        $ (0.43)       $ (0.43)       $ (0.40)
  In excess of net investment income                      (0.01)           (0.01)           --             --             --
                                                        -------          -------         -------        -------        -------
      Total distributions declared to shareholders      $ (0.44)         $ (0.44)        $ (0.43)       $ (0.43)       $ (0.40)
                                                        -------          -------         -------        -------        -------
Net asset value - end of period                         $  4.97          $  5.22         $  5.64        $  5.36        $  5.25
                                                        =======          =======         =======        =======        =======
Total return                                               3.83%            0.35%          13.81%         10.71%         17.03%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.68%            1.69%           1.70%          1.72%          1.77%
  Net investment income                                    8.38%            7.93%           7.78%          8.16%          8.02%
Portfolio turnover                                           91%             135%            137%            87%            59%
Net assets at end of period (000,000 Omitted)              $108              $94             $60            $28            $16

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangement.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                            2000             1999             1998            1997*
-------------------------------------------------------------------------------------------------------------------------
                                                               CLASS I
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                          $  5.21          $  5.61          $  5.35          $  5.34
                                                               -------          -------          -------          -------
Income from investment operations# -
  Net investment income                                        $  0.48          $  0.49          $  0.49          $  0.04
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                         (0.24)           (0.40)            0.25             0.01
                                                               -------          -------          -------          -------
      Total from investment operations                         $  0.24          $  0.09          $  0.74          $  0.05
                                                               -------          -------          -------          -------
Less distributions declared to shareholders -
  From net investment income                                   $ (0.48)         $ (0.48)         $ (0.48)         $ (0.04)
  In excess of net investment income                             (0.02)           (0.01)            --               --
                                                               -------          -------          -------          -------
      Total distributions declared to shareholders             $ (0.50)         $ (0.49)         $ (0.48)         $ (0.04)
                                                               -------          -------          -------          -------
Net asset value - end of period                                $  4.95          $  5.21          $  5.61          $  5.35
                                                               =======          =======          =======          =======
Total return                                                      4.68%            1.55%           14.77%            0.91%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                      0.68%            0.69%            0.71%            0.59%+
  Net investment income                                           9.38%            8.99%            8.86%            8.70%+
Portfolio turnover                                                  91%             135%             137%              87%
Net assets at end of period (000,000 Omitted)                      $18               $9               $4               $3

 * For the period from the commencement of offering Class I, January 2, 1997, through January 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data for the periods are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS High Income Fund (the Fund) is a diversified series of MFS Series Trust III (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, by the Trustees. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a distribution from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended January 31, 2000, $63,696,263 and $409,049 were reclassified to accumulated net realized loss on investments and foreign currency transactions and accumulated distributions in excess of net investment income, respectively, from paid-in capital, due to differences between book and tax accounting for defaulted securities, currency transactions and the expiration of capital loss carryforwards. This change had no effect on the net assets or net asset value per share.

At January 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryforward of $111,204,470 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on January 31, 2001, ($16,884,352), January 31, 2003, ($30,373,319),
January 31, 2004, ($35,661,057), January 31, 2007, ($17,432,351), and January
31, 2008, ($10,853,391).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS                BASED ON GROSS INCOME
---------------------------------------    -----------------------------------
First $200 million                0.22%    First $22 million             3.00%
In excess of $200 million        0.187%    In excess of $22 million      2.55%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $31,198 for the year ended January 31, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $449,010 for the year ended Janauary 31, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for shares purchased prior to March 1, 1991) of the Fund's average daily net assets attributable to Class A shares and a distribution fee to MFD of up to 0.10% per annum (reduced to a maximum of 0.05% per annum for an indefinite period) of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $273,415 for the year ended January 31, 2000. Fees incurred under the distribution plan during the year ended January 31, 2000, were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $36,535 and $1,863 for Class B and Class C shares, respectively, for the year ended January 31, 2000. Fees incurred under the distribution plan during the year ended January 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended January 31, 2000, were $23,149, $1,382,253, and $80,596 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,351,706,293 and $1,224,421,533, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,437,337,239
                                                               --------------
Gross unrealized appreciation                                  $   47,698,037
Gross unrealized depreciation                                    (126,788,964)
                                                               --------------
    Net unrealized depreciation                                $  (79,090,927)
                                                               ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                         YEAR ENDED JANUARY 31, 2000           YEAR ENDED JANUARY 31, 1999
                                     -------------------------------       -------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           68,008,698       $ 347,321,283        69,138,322       $ 367,556,417
Shares issued to shareholders
  in reinvestment of distributions     8,627,991          43,975,808         7,327,609          39,296,362
Shares reacquired                    (73,457,249)       (375,946,847)      (60,757,910)       (328,524,451)
                                     -----------       -------------       -----------       -------------
    Net increase                       3,179,440       $  15,350,244        15,708,021       $  78,328,328
                                     ===========       =============       ===========       =============

Class B Shares
                                         YEAR ENDED JANUARY 31, 2000           YEAR ENDED JANUARY 31, 1999
                                     -------------------------------       -------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           53,701,585       $ 275,366,696        64,848,309       $ 348,181,856
Shares issued to shareholders
  in Reinvestment of distributions     4,639,347          23,640,151         3,523,279          18,851,542
Shares reacquired                    (49,378,103)       (251,932,760)      (45,051,012)       (242,322,297)
                                     -----------       -------------       -----------       -------------
    Net increase                       8,962,829       $  47,074,087        23,320,576       $ 124,711,101
                                     ===========       =============       ===========       =============

Class C Shares
                                         YEAR ENDED JANUARY 31, 2000           YEAR ENDED JANUARY 31, 1999
                                     -------------------------------       -------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           18,812,025       $  96,547,176        19,892,685       $ 106,915,192
Shares issued to shareholders
  in Reinvestment of distributions     1,032,152           5,266,847           713,228           3,853,384
Shares reacquired                    (15,975,020)        (81,551,415)      (13,353,162)        (71,990,060)
                                     -----------       -------------       -----------       -------------
    Net increase                       3,869,157       $  20,262,608         7,252,751       $  38,778,516
                                     ===========       =============       ===========       =============

Class I Shares
                                         YEAR ENDED JANUARY 31, 2000           YEAR ENDED JANUARY 31, 1999
                                     -------------------------------       -------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                            2,196,852       $  11,228,025         1,073,851       $   5,962,205
Shares issued to shareholders
  in Reinvestment of distributions       189,291             962,738           110,691             583,071
Shares reacquired                       (428,729)         (2,164,617)         (162,953)           (849,172)
                                     -----------       -------------       -----------       -------------
    Net increase                       1,957,414       $  10,026,146         1,021,589       $   5,696,104
                                     ===========       =============       ===========       =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended January 31, 2000, was $10,903. The Fund had no borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include, forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At January 31, 2000, forward foreign currency sales under master netting agreements amounted to a net receivable of $258,465 with Merrill Lynch and $460,805 with Deutsche Bank. The Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended January 31, 2000, is set forth below:

                                     BEGINNING SHARE       ENDING SHARE        DIVIDEND
AFFILIATE                                     AMOUNT             AMOUNT          INCOME       ENDING VALUE
------------------------------------------------------------------------------------------------------------
Ranger Industries, Inc.                      266,768            266,768        $  --          $366,806

(9) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 2000, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 1.1% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                   DATE OF       SHARE/PAR
DESCRIPTION                                    ACQUISITION          AMOUNT            COST            VALUE
-----------------------------------------------------------------------------------------------------------
Airplane Pass Through Trust, 10.875s, 2019       3/13/1996      $5,240,541      $5,240,541      $ 4,455,903
Atlantic Gulf Communities Corp.                  9/25/1995             690            --                 90
Envirosource, Inc.                               5/15/1991             238           7,289              107
Merrill Lynch Mortgage Investors, Inc.,
  8.429s, 2022                                   6/22/1994      $4,500,000       3,119,063        4,199,766
NTL Communications Corp. 9.75s, 2009             9/23/1999      $6,600,000       6,859,399        6,089,172
                                                                                                -----------
                                                                                                $14,745,038
                                                                                                ===========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust III and Shareholders of MFS High Income
Fund:

We have audited the accompanying statement of assets and liabilities, of MFS High Income Fund (a series of MFS Series Trust III), including the portfolio of investments, as of January 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at January 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MFS High Income Fund at January 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 9, 2000

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WERE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) HIGH INCOME FUND

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services       Assistant Secretary
company)                                                 James R. Bordewick, Jr.*

Lawrence T. Perera+ - Partner, Hemenway                  CUSTODIAN
& Barnes (attorneys)                                     State Street Bank and Trust Company

William J. Poorvu+ - Adjunct Professor, Harvard          AUDITORS
University Graduate School of Business                   Deloitte & Touche LLP
Administration
                                                         INVESTOR INFORMATION
Charles W. Schmidt+ - Private Investor                   For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Arnold D. Scott* - Senior Executive                      kit, call toll free: 1-800-637-2929 any business
Vice President, Director, and Secretary,                 day from 9 a.m. to 5 p.m. Eastern time (or leave a
MFS Investment Management                                message anytime).

Jeffrey L. Shames* - Chairman and Chief                  INVESTOR SERVICE
Executive Officer, MFS Investment Management             MFS Service Center, Inc.
                                                         P.O. Box 2281
Elaine R. Smith+ - Independent Consultant                Boston, MA 02107-9906

David B. Stone+ - Chairman,                              For general information, call toll free:
North American Management Corp.                          1-800-225-2606 any business day from
(investment adviser)                                     8 a.m. to 8 p.m. Eastern time.

INVESTMENT ADVISER                                       For service to speech- or hearing-impaired, call
Massachusetts Financial Services Company                 toll free: 1-800-637-6576 any business day from 9
500 Boylston Street                                      a.m. to 5 p.m. Eastern time. (To use this service,
Boston, MA 02116-3741                                    your phone must be equipped with a
                                                         Telecommunications Device for the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                              For share prices, account balances, exchanges, or
500 Boylston Street                                      stock and bond outlooks, call toll free:
Boston, MA 02116-3741                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                       WORLD WIDE WEB
                                                         www.mfs.com
PORTFOLIO MANAGER
Robert J. Manning*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) HIGH INCOME FUND                                             ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
                                                                        PAID
                                                                        MFS
[Logo] M F S(R)                                                     ------------
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                 MHI-2 03/00 94M 18/218/318/818